                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             THE LEGENDS FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
     _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:
     _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
     _______________________________________________________________

     5)  Total Fee Paid:
     _______________________________________________________________

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ______________________________________________________________
     2)  Form, Schedule or Registration Statement No.:

         ______________________________________________________________
     3)  Filing Party:

         ______________________________________________________________
     4)  Date Filed:

         ______________________________________________________________

                               PRELIMINARY COPY

                            THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                           Worthington, Ohio  43085

                        PINNACLE FIXED INCOME PORTFOLIO
                     ____________________________________

                   Notice of Special Meeting of Shareholders
                     ____________________________________

To the Shareholders of the Pinnacle Fixed Income Portfolio (formerly the Mitchell Hutchins Fixed Income Portfolio) of The Legends Fund, Inc.:

     A special meeting of shareholders of the Pinnacle Fixed Income Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Fund") will be held at 239 S. Fifth Street, Louisville, Kentucky 40202, on Friday, May 17, 1996, at 3:00 p.m., Eastern Time, for the following purposes:

1. To approve or disapprove amendments to the Management Agreement between the Fund and ARM Capital Advisors, Inc. (the "Manager"), including a reduction of the investment advisory fee for the Portfolio.

2. To approve or disapprove the Sub-Advisory Agreement between the Manager and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), as sub-adviser for the Portfolio.

3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on April 10, 1996 as the record date for determining the number of shares outstanding and the certificate holders entitled to give voting instructions with respect to the Portfolio.

                                 By Order of the Board of Directors,


                                 Kevin L. Howard
                                 Secretary

April  , 1996

EACH CERTIFICATE HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                               PRELIMINARY COPY
                            THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                           Worthington, Ohio  43085

                        PINNACLE FIXED INCOME PORTFOLIO
                     ____________________________________

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                            May 17, 1996, 3:00 p.m.
                     ____________________________________

          The Legends Fund, Inc. (the "Fund") was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of ten investment portfolios, including the Pinnacle Fixed Income Portfolio (formerly the Mitchell Hutchins Fixed Income Portfolio, and referred to herein as the "Portfolio"). Shares of the Portfolio are offered to Separate Account II of Integrity Life Insurance Company ("Integrity") and Separate Account II of National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts and certificates ("certificates") issued by Integrity and National Integrity.

          This Proxy Statement is being furnished, on or about April , 1996, on behalf of the Board of Directors of the Fund to the shareholders of the Portfolio for their use in obtaining voting instructions from the certificate holders on the proposals to be considered at a special meeting of shareholders of the Portfolio scheduled to be held at 239 S. Fifth Street, Louisville, Kentucky 40202, on Friday, May 17, 1996, at 3:00 p.m. The Board of Directors has fixed the close of business on April 10, 1996 as the record date (the "Record Date") for determining the number of shares outstanding and the certificate holders entitled to give voting instructions to Integrity and National Integrity.

          At the Record Date, the total number of shares of the Portfolio
outstanding was      , of which      shares (   %) were held by Separate Account
II of Integrity and      shares (   %) were held by Separate Account II of
National Integrity. As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) were known to the Fund to have allocated contributions under their variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of the Portfolio's outstanding shares.

          The Fund expects that the solicitation of voting instructions from certificate holders will be made by mail, and solicitation also may be made by telephone communications from employees of

ARM Capital Advisors, Inc. (the "Manager"), the Fund's investment manager, or its affiliates, who will not receive compensation for such services. All costs of the meeting and soliciting proxies will be borne by the Portfolio.

          Integrity and National Integrity, the holders of record of shares of the Portfolio, are required to "pass through" to their certificate holders the right to vote shares of the Portfolio. The Fund expects that Integrity and National Integrity will solicit voting instructions from their certificate holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolio held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from certificate holders will be voted in favor of the proposals. Integrity and National Integrity, as record shareholders of the Portfolio, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from certificate holders. The cost of preparing and distributing to certificate holders additional proxy materials if required in connection with any adjournment will be borne by the Portfolio.

          Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting. Approval of Proposals Nos. 1 and 2 will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the Portfolio are present or represented by proxy.

          As described in more detail below, the purpose of the meeting is to seek shareholder approval of recent changes to the Portfolio's advisory arrangements, including amendments to the Investment Management Agreement between the Fund and the Manager (the "Management Agreement") as it pertains to the Portfolio, and a new Sub-Advisory Agreement pertaining to the Portfolio between the Manager and J.P. Morgan Investment Management Inc. ("J.P. Morgan"). The new arrangements became effective April 1, 1996. The information contained in this Proxy Statement concerning J.P. Morgan has been provided by J.P. Morgan for use in this Proxy Statement.

EACH CERTIFICATE HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

THE ADVISORY ARRANGEMENTS OF THE PORTFOLIO

          Pursuant to the Management Agreement, the Manager serves as investment manager of the Fund and each investment portfolio thereof (including the Portfolio) and in connection therewith is authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with one or more of such investment portfolios.

          Integrity served as investment manager of the Fund until January 31, 1996. The Manager assumed the duties and responsibilities of investment manager to the Fund from Integrity on February 1, 1996, following an internal corporate reorganization. Both the Manager and Integrity are wholly-owned subsidiaries of ARM Financial Group, Inc. ("ARM"). The transaction involving the transfer of duties and responsibilities from Integrity to the Manager did not result in a change in the actual management or control of the investment manager of the Fund; there was no change in the management or personnel actually providing advisory services to the Fund; and there was no change in the terms of the Fund's management agreement, including no change in the compensation received by the investment manager. The Management Agreement is dated as of November 26, 1993, and was submitted to shareholders of the Fund for approval at a meeting held November 3, 1993. Information concerning the Manager is contained below under "Information About the Manager."

          On February 16, 1996, the Board of Directors of the Fund voted to terminate the sub-advisory agreement with the then sub-adviser for the Portfolio, Mitchell Hutchins Institutional Investors, Inc. ("MHII"), and selected J.P. Morgan to be the new sub-adviser for the Portfolio. In connection therewith, the Board of Directors voted to amend the Management Agreement between the Fund and the Manager to reduce the annual advisory fee relating to the Portfolio from .90% to.70% of average net assets, and approved a Sub-Advisory Agreement with J.P. Morgan pursuant to which J.P. Morgan will be compensated by the Manager (and not the Portfolio) for its services as sub-adviser to the Portfolio at the annual rate of .50% of average net assets of the Portfolio. (MHII was compensated at the annual rate of .75% of average net assets for its services as sub-adviser to the Portfolio.) The Board of Directors also called a special meeting of shareholders of the Portfolio for the purpose of approving the new advisory arrangements.

          The Sub-Advisory Agreement with MHII terminated effective as of March 31, 1996. As of April 1, 1996, J.P. Morgan became the sub-adviser for the Portfolio under the new Sub-Advisory Agreement, and the name of the Portfolio was changed from "Mitchell Hutchins Fixed Income Portfolio" to "Pinnacle Fixed Income Portfolio." In addition, the amendment to the Management Agreement which reduced the annual advisory fee rate became effective as of April 1, 1996. The Manager has voluntarily agreed to waive a portion of its fee equal to .05% of average net assets (on an annual basis), which waiver will remain in effect until shareholder approval of Proposal No. 1 has been obtained.

             PROPOSAL NO. 1:  APPROVAL OR DISAPPROVAL OF PROPOSED
                      AMENDMENTS TO MANAGEMENT AGREEMENT

          The principal amendment to the Management Agreement reflects a reduction in the annual advisory fee rate relating to the Portfolio from .90% to.70% of average net assets. The other amendments make certain changes appropriate to reflect the change in the name of the Portfolio and the change in the sub-adviser to the Portfolio. Other than the foregoing, there is no change to the terms of the Management Agreement in respect of the Portfolio. Information concerning the advisory fees for the Portfolio, and the effect thereon of the amendment to the Portfolio's advisory fee under the Management Agreement, is contained below under "General Information - Information About the Portfolio's Management Fees."

          Pursuant to the Management Agreement, the Manager is responsible, among other things, for general supervision of the respective sub-advisers, including J.P. Morgan, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administers the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

          Under the terms of the Management Agreement, the Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or SBM Financial Services, Inc. ("SBMFS"), the Fund's distributor. General expenses of the Fund not readily identifiable as belonging to one of the portfolios are allocated among the portfolios by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of the Portfolio under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, Integrity, National Integrity or any sub-adviser; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' uncollectable items of deposit and other insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodians, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or the Portfolio; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders.

          The Manager voluntarily limits the expenses of the Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to the Portfolio's yield and total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio.

CONSIDERATIONS OF THE DIRECTORS

          The Directors of the Fund believe that the amendments to the Management Agreement are in the best interests of the Portfolio and its shareholders.

          In considering the amendments to the Management Agreement, the Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act) (the "Disinterested Directors"), were provided such information as they deemed necessary in order to enable them to consider whether the amendments were in the best interests of the Portfolio and its shareholders. In connection with the Directors' consideration of the amendments, the Manager represented that there would be no diminution in the quality or scope of services under the Management Agreement as proposed to be amended. Upon consideration of the information presented to them, and based upon the foregoing representations, the Directors concluded that because there were no material changes to the terms of the Management Agreement with respect to the Portfolio in connection with the reduction in investment advisory fee, the reduction in the fee in the present instance was in the best interests of the Portfolio and its shareholders because it could result in an overall benefit to shareholders by producing a reduction in the Portfolio's overall expense ratio without resulting in any reduction in the services provided to the Portfolio.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.


                  PROPOSAL NO. 2:  APPROVAL OR DISAPPROVAL OF
               THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO

          As discussed above, on February 16, 1996 the Board of Directors voted to terminate the Sub-Advisory Agreement with MHII (the "Old Sub-Advisory Agreement") and selected J.P. Morgan to be the new sub-adviser for the Portfolio. In connection therewith, the Board of Directors approved a Sub-Advisory Agreement with J.P. Morgan (the "New Sub-Advisory Agreement") pursuant to which J.P. Morgan will be compensated by the Manager for its services as sub-adviser to the Portfolio at the annual rate of .50% of average net assets of the Portfolio (reflecting a reduction from the fee paid to MHII, which fee was payable at the annual rate of .75% of average net assets of the Portfolio). Information concerning the fee paid by the Manager to J.P. Morgan in respect of the Portfolio, and the effect of the reduction in the sub-adviser's fee is contained below under "General Information - Information About the Portfolio's Management Fees."

COMPARISON OF THE OLD SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

          The terms of the New Sub-Advisory Agreement are substantially the same in all material respects to the terms of the Old Sub-Advisory Agreement. The principal difference is the reduction of the annual rate of the fee payable thereunder from .70% to .50% of average net assets of the Portfolio. The New Sub-Advisory Agreement is attached to this proxy statement as Appendix A. The following is a comparison of the material terms of the two agreements:

          Advisory Services. Both the Old and New Sub-Advisory Agreements provide that the sub-adviser will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

          Payments of Expenses and Transaction Charges. Under both the Old and New Sub-Advisory Agreements, the sub-adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

          Limitation of Liability. Both the Old and New Sub-Advisory Agreements provide that the sub-adviser and any of its affiliated persons will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser's duties, or by reason of reckless disregard of the sub-adviser's obligations and duties thereunder.

          Term. The Old Sub-Advisory Agreement provides that it will continue from year to year, provided that its continuation is annually approved (an "annual approval") by a majority of the Directors of the Fund, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement provides that it will remain in effect until November 26, 1997, and thereafter subject to such annual approval.

          Termination; Assignment. Both the Old and New Sub-Advisory Agreements provide that they may be terminated at any time without penalty upon 60 days' written notice by the sub-adviser, the Fund's investment manager, the Directors of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). Both Agreements also provide that they will automatically terminate in the event of their assignment (as defined in the 1940 Act) or termination of the Management Agreement.

CONSIDERATIONS OF THE DIRECTORS

          The Directors of the Fund believe that the New Sub-Advisory Agreement between the Manager and J.P. Morgan is in the best interests of the Portfolio and its shareholders.

          In approving the New Sub-Advisory Agreement, the Directors, including the Disinterested Directors, considered, among other factors, the similarity of the terms of the New Sub-Advisory

Agreement to the terms of the Old Sub-Advisory Agreement. In connection with such consideration, the Directors concluded that although the rate of the fee payable to J.P. Morgan was less than that payable to the sub-adviser under the Old Sub-Advisory Agreement, there did not appear to be any reduction in the proposed level of services to be provided. The Directors also considered the investment performance of J.P. Morgan in respect of its other investment company clients, and representations by J.P. Morgan as to its financial condition and the overall commitment of J.P. Morgan and its affiliates to the investment advisory business. Based upon these factors, and upon the information provided by J.P. Morgan, the Directors concluded that J.P. Morgan would provide high quality investment advisory services to the Portfolio at a lower fee than previously in effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.


                              GENERAL INFORMATION

INFORMATION ABOUT THE PORTFOLIO'S MANAGEMENT FEES

          For the fiscal year ended June 30, 1995, the Portfolio paid Integrity, as investment manager, a fee of $45,180, of which $37,650 was paid to MHII. In addition, for the fiscal year ended June 30, 1995, Integrity reimbursed the Portfolio for aggregate expenses in the amount of $9,482.

          If the amended Management Agreement and New Sub-Advisory Agreement, and the new reduced fee rates thereunder, had been in effect during the fiscal year ended June 30, 1995, the total fees paid to the Manager by the Portfolio would have been $35,140 of which $25,100 would have been paid to the sub-adviser. These fees would have amounted to reductions of 22% and 33%, respectively, from the fees actually paid during such fiscal year.

INFORMATION ABOUT J.P. MORGAN

          J.P. Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Trust and Investment Division of Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), also a wholly-owned subsidiary of Morgan. The principal business address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

          Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan's assets under management have grown to over $139 billion as of December 31, 1995. With offices around the globe, J.P. Morgan draws from a worldwide resources base to provide comprehensive investment management services to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates: J.P. Morgan Trust Bank Limited in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GmbH in Frankfurt.

     The following persons are primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Portfolio (their business experience for the past 5 years is indicated parenthetically): Ronald Arons, Vice President (employed by J.P. Morgan since September 1994, previously a portfolio manager with MetLife Investment Management Corp.) and Arun Lyng, Vice President (employed by J.P. Morgan since March 1992, previously a portfolio manager with Aetna Capital Markets).

     Keith M. Schappert is the President and Chief Executive Officer of J.P. Morgan. The names, position with J.P. Morgan and principal occupations of the persons who are its other principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 522 Fifth Avenue, New York, New York 10036:


Name and Address                          Position with J.P. Morgan and Principal Occupation
----------------                          --------------------------------------------------
Kenneth W. Anderson                       Director and Managing Director, J.P. Morgan; Managing
J.P. Morgan Investment Management Inc.    Director, Morgan Guaranty
28 King Street
London SW1Y 6XA
United Kingdom

Robert A. Anselmi                         Director, Managing Director, General Counsel and
                                          Secretary, J.P. Morgan: Managing  Director and Assistant
                                          Secretary, Morgan Guaranty

Jean L.P. Brunel                          Director, J.P. Morgan; Managing  Director, Morgan
                                          Guaranty

William L. Cobb, Jr.                      Director, Vice Chairman and Managing Director, J.P.
                                          Morgan; Managing  Director, Morgan Guaranty

Michael R. Granito                        Director and Managing Director, J.P. Morgan; Managing
                                          Director, Morgan Guaranty

Thomas M. Luddy                           Director and Managing Director, J.P. Morgan; Managing
                                          Director, Morgan Guaranty

Michael E. Patterson                      Director, J.P. Morgan; Chief Administrative Officer,
J.P. Morgan & Co. Incorporated            Morgan and Morgan Guaranty
60 Wall Street
New York, New York  10260-0060

C. Nicholas Potter                        Chairman of the Board and Director, J.P. Morgan;
                                          Managing Director, Morgan Guaranty

Keith M. Schappert                        President, Director and Managing Director, J.P. Morgan;
                                          Managing Director,  Morgan Guaranty



Name and Address                          Position with J.P. Morgan and Principal Occupation
----------------                          --------------------------------------------------
M. Steven Soltis                          Director, Managing Director and Chief Administrative
                                          and Financial Officer, J.P. Morgan; Managing Director,
                                          Morgan Guaranty

John R. Thomas                            Director, J.P. Morgan; President, Director and Managing
J.P. Morgan Trust Bank Ltd.               Director, J.P. Morgan Trust Bank Ltd.
Akasaka Park Building
2-20, Akasaka 5-chome
Minato-ku, Tokyo, Japan


     Following is table setting forth the registered investment companies having similar investment objectives to the Portfolio for which J.P. Morgan serves as sub-adviser, including the fees payable to J.P. Morgan man annual basis:



Name of Fund and Series or Portfolio                  Fee Rate
------------------------------------                  --------
The Preferred Group of Mutual Funds                   .30% on first $75 million; .25% on next $75
  Preferred Money Market Fund                         million; .22% on next $150 million; .15% on
                                                      balance

Alexander Hamilton Variable Insurance Trust           .30%
  Investment Grade Bond Fund

[John Hancock Variable Series Trust I                 .50% on first $25 million; .40% on next $50
  Strategic Bond Fund                                 million; .30% on next $75 million; .25% on balance

Van Kampen Merritt COVA Series Trust                  .30% on first $25 million; .25% on balance]
  Quality Bond Portfolio


INFORMATION ABOUT THE MANAGER

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc., a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $5.0 billion. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The address of ARM is 239 S. Fifth Street, Louisville, Kentucky 40202. The address of each of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020.

     The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager is also the investment adviser to the mutual funds comprising the State Bond Group.

     The following chart lists those officers and Directors of the Fund who are also affiliated with ARM and/or the Manager, and sets forth the nature of those affiliations:


Name                Position with the Fund    Position with ARM and/or the Manager
----                ----------------------    ------------------------------------
John R. Lindholm    Chairman and Director     Executive Vice President-Chief Marketing
                                              Officer of ARM

Edward J. Haines    President                 Vice President, Marketing, ARM

Don W. Cummings     Controller                Controller, Integrity and ARM

Peter S. Resnik     Treasurer                 Treasurer, ARM and the Manager

Kevin L. Howard     Secretary                 Assistant General Counsel, ARM; Compliance
                                              Officer, the Manager


The principal occupation of each person listed above is his occupation with ARM. The address of each of the above listed persons is 239 S. Fifth Street, Louisville, Kentucky 40202.

DISTRIBUTOR

     Pursuant to a distribution agreement dated August 30, 1995, SBMFS acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. SBMFS is a wholly-owned subsidiary of ARM, and has no obligation to sell any stated number of shares. Shares of the Fund and the Portfolio are sold only to separate accounts of Integrity and National Integrity. SBMFS's address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend agent and recordkeeping agent.

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Fund's Board of Directors, J.P. Morgan, as sub-adviser to the Portfolio (the "Sub-Adviser"), is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Portfolio. As a general matter, in executing portfolio transactions, the Sub-Adviser employs or deals with such brokers or dealers as may, in its best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser considers all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and execution capabilities and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions, on which no brokerage commission is paid and through which most debt securities and some equity securities are traded, generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. To the extent the Portfolio invests in securities traded in the over-the-counter markets, it engages primarily in transactions with the dealers who make markets in such securities, unless a better price or execution can be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

     To the extent consistent with Rule 17e-1 under the 1940 Act, the Portfolio may enter into transactions with broker-dealers that are affiliated persons, or affiliated persons of such affiliated persons, of the Portfolio ("affiliated brokers"). The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliated brokers are fair and reasonable. No transactions may be effected by the Portfolio with an affiliate of the Manager, Integrity, National Integrity or Morgan Stanley, or of the Sub-Adviser, acting as principal for its own account. During the fiscal year ended June 30, 1995, the Portfolio paid no brokerage commissions to affiliates of the Manager, Integrity, National Integrity or Morgan Stanley, or the Portfolio's previous sub-adviser.

OTHER MATTERS

     The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, the shareholders will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Fund's Annual Report to shareholders, including the audited financial statements of the Portfolio for the fiscal year ended June 30, 1995, and the Fund's Semi-Annual Report to shareholders, including the unaudited financial statements of the Portfolio for the six-month period ended December 31, 1995, are available from the Fund. The Fund's Reports should be read in conjunction with this Proxy Statement, but are not part of the proxy soliciting material. Copies of the Reports may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                  Respectfully Submitted,


                                  Kevin L. Howard
                                  Secretary


Dated: April   , 1996

CERTIFICATE HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                                                     APPENDIX A

                            SUB-ADVISORY AGREEMENT

AGREEMENT, made this 1st day of April, 1996, between ARM Capital Advisors, Inc. (ARM Capital), a Delaware corporation, and J.P. Morgan Investment Management Inc., a Delaware corporation.

WHEREAS, ARM Capital, a wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated November 26, 1993 (the Management Agreement), ARM Capital acts as Investment Manager to The Legends Fund, Inc. (the Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, ARM Capital desires to retain the Sub-Adviser to furnish investment advisory services to the Pinnacle Fixed Income Portfolio of the Fund (the Portfolio), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, ARM Capital and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and ARM Capital, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). ARM Capital agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the Registration Statement) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to ARM Capital or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to ARM Capital.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with ARM Capital, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and record keeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the Agent), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and record keeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, ARM Capital.

(e) The Sub-Adviser will be provided daily pricing reports by the Agent, including the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to provide such assistance. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and ARM Capital, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and ARM Capital to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and ARM Capital may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by ARM Capital on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to ARM Capital as ARM Capital shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934
Act), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11 (a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, ARM Capital and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or ARM Capital's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

ARM Capital will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .50% of the average daily net assets of the Portfolio. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to ARM Capital pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and ARM Capital agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless ARM Capital against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which ARM Capital may become subject arising out of or based on the material breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by ARM Capital and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from ARM Capital's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by ARM Capital of its duties. The foregoing indemnification shall be in addition to any rights that ARM Capital may have at common law or otherwise. Under no circumstances whatsoever shall the Sub-Adviser be liable to ARM Capital for punitive, consequential, or special damages. Each party agrees to pay its own attorney's fees for any claims, actions or lawsuits brought pursuant to or relating in any way to this Agreement. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control ARM Capital, be controlled by ARM Capital or be under common control with ARM Capital and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of ARM Capital's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY ARM CAPITAL.

ARM Capital agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the material breach by ARM Capital of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by ARM Capital or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that ARM Capital shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by ARM Capital and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Under no circumstances whatsoever shall ARM Capital be liable to the Sub-Adviser for punitive, consequential, or special damages. Each party agrees to pay its own attorney's fees for any claims, actions or lawsuits brought pursuant to or relating in any way to this Agreement. ARM Capital's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. ARM Capital's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; provided, however, that the Sub-Adviser makes no representation or warranty as to any historical information relating to the Portfolio prior to the date hereof.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify ARM Capital and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this

Agreement. The Sub-Adviser further agrees to notify ARM Capital and the Fund promptly with respect to written material that has been provided to the Fund or ARM Capital by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and ARM Capital of any change in membership within a reasonable time after such change.

SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the names The Legends Fund and Pinnacle, and abbreviations or logos associated with those names, are the valuable property of ARM Capital and its affiliates; that the Fund, ARM Capital and its affiliates have the right to use such names, abbreviations and logos: and that the Sub-Adviser shall use the names The Legends Fund and Pinnacle, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

ARM Capital acknowledges that "J.P. Morgan Investment Management Inc." (the Sub-Adviser's name) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name is to be used by the Fund only with the Sub-Adviser's prior written consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in connection with the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner.

In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then the Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name for any commercial purpose (other than the right to refer to the Sub-Adviser's name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

(iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing. ARM Capital agrees to take any and all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect until November 26, 1997 and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, ARM Capital or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by ARM Capital, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and ARM Capital, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (l) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.
This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto. The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if ARM Capital or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms assignment and interested person when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of ARM Capital and the Sub-Adviser have executed this Agreement as of the day and year first written above.


ARM CAPITAL ADVISORS, INC                   J.P. MORGAN INVESTMENT
                                            MANAGEMENT INC.

By:_____________________________            By:______________________________



Attest:_________________________            Attest:__________________________

                               PRELIMINARY COPY


PROXY

                             THE LEGENDS FUND, INC.
                          200 EAST WILSON BRIDGE ROAD
                            WORTHINGTON, OHIO 43085

                        PINNACLE FIXED INCOME PORTFOLIO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kevin L. Howard and Don W. Cummings as proxies, each with the power to appoint his substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated below, all shares of the Pinnacle Fixed Income Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Fund") held of record by the undersigned on April 10, 1996 at the meeting of shareholders to be held on May 17, 1996, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

BY SIGNING AND DATING THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

1. To approve amendments to the Management Agreement between the Fund and ARM Capital Advisors, Inc. (the "Manager"), including a reduction in the investment advisory fee for the Portfolio.

                 FOR [_]       AGAINST [_]      ABSTAIN   [_]

2. To approve the Sub-Advisory Agreement between the Manager and J.P. Morgan Investment Management, Inc., as sub-adviser for the Portfolio.

                 FOR [_]       AGAINST [_]      ABSTAIN   [_]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.




------------------------------------------------------------------------------
SIGNATURE          DATE                            SIGNATURE (IF HELD JOINTLY)

                  Please mark boxes [x] in blue or black ink.

                                PRELIMINARY COPY

                            VOTING INSTRUCTIONS CARD
                 FOR PROXY SOLICITED BY THE LEGENDS FUND, INC.
                    FOR THE PINNACLE FIXED INCOME PORTFOLIO


The undersigned instructs [National] Integrity Life Insurance Company (the "Company") to vote, as shown below, all shares of the Pinnacle Fixed Income Portfolio of The Legends Fund, Inc. (the "Portfolio") attributable as of April 10, 1996 to the undersigned's variable annuity contract, at the Special Meeting of shareholders of the Portfolio scheduled to be held on May 17, 1996, at 3 p.m., and at any adjournment thereof, and to vote, in its sole discretion, on such other matters as may properly come before the Meeting. Receipt of the Portfolio's Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. IF THIS SHEET IS SIGNED AND RETURNED WITHOUT DIRECTION, THE COMPANY WILL VOTE FOR ALL PROPOSALS. If this sheet is not returned or is returned unsigned, the Company will vote shares attributable to your contract in the same proportion as it votes shares for which it has received instructions. Please return this voting instruction card promptly in the envelope provided.


1.  Approval of amendments to the Management Agreement
between the Fund and ARM Capital Advisors, Inc.
(the "Manager"), including a reduction in the investment
advisory fee for the Portfolio:
                                          [_] FOR   [_] AGAINST     [_] ABSTAIN

2.  Approval of Sub-Advisory Agreement
between the Manager and J.P. Morgan Investment
Management Inc., as sub-adviser for the Portfolio:
                                          [_] FOR   [_] AGAINST     [_] ABSTAIN


                                      Sign below exactly as your name (or names for joint owners) appears on this card and give your full title when signing as executor, trustee or in any other fiduciary capacity.

                                      Owner:___________________________________

                                      Joint Owner:_____________________________

                                      Date:____________________________________


                       IMPORTANT: SIGN AND DATE THIS CARD